RULE 18f-3 PLAN

Rule 18f-3 Plan

     1. A Portfolio of the Fund ("Portfolio") may issue more than one class of voting stock ("Class"), provided that:

          (a) Each such Class:

               (1)  (i)  Shall have a different arrangement
     for shareholder services or the distribution of securities or both, and shall pay all of the expenses of that arrangement; and

                   (ii)  May pay a different share of other
     expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio's assets, if those expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes;

               (2)  Shall have exclusive voting rights on
     any matter submitted to shareholders that relates solely to its arrangement;

               (3) Shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other
     Class; and

               (4)  Shall have in all other respects the
     same rights and obligations as each other class.

          (b) Expenses may be waived or reimbursed by the Portfolio's adviser, underwriter, or any other provider of services to the Portfolio.
          (c) (1)  Any payments made under paragraph
     (a)(1)(i) of this Plan shall conform to Appendix A to this Plan, as such Appendix A shall be amended from time to time by the Board.

               (2) Before any vote on the Plan or the
     Appendix, the Directors shall be provided, and any agreement relating to a Class arrangement shall require the parties thereto to furnish, such information as may be reasonably necessary to evaluate the Plan.

               (3) The provisions of the Plan in Appendix A are severable for each Class, and whenever any action is to be taken with respect to the Plan in Appendix A, that action will be taken separately for each Class.

          (d)  A Portfolio may offer a Class with an
     exchange privilege providing that securities of the Class may be exchanged for certain securities of another Portfolio. Such exchange privileges are summarized in Appendix B, as may be modified by the Board from time to time, and are set forth in greater detail in the prospectuses of each of the Classes.

                           Appendix A


RBB FUND
Current Distribution Fee Levels
June 30, 1995
_________________________________________________________________________________________________________

A. Money Market Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   Sansom Street (Class I)               fee 0.05%                                       4/10/91
                                           Shareholder Service Fee 0.10%                   8/16/88

2.   Bedford (Class L)                     fee 0.60%                                       11/17/94
3.   Cash Preservation (Class G)           fee 0.40%                                       4/10/91
4.   RBB Family (Class E)                  fee 0.40%                                       4/10/91
5.   Janney (Class Alpha 1)                fee 0.60%                                       2/1/95

B. Municipal Money Market Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   Sansom Street (Class J)               fee 0.05%                                       4/10/91
                                           Shareholder Service Fee 0.10%                   8/16/88

2.   Bedford (Class M)                     fee 0.60%                                       11/17/94
3.   Bradford (Class R)                    fee 0.60%                                       11/17/94
4.   Cash Preservation (Class H)           fee 0.40%                                       4/10/91
5.   RBB Family (Class F)                  fee 0.40%                                       4/10/91


                              A-1


6.   Janney (Class Alpha 2)                fee 0.60%                                       2/1/95

C. Government Obligation Money Market Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   Sansom Street (Class K)               fee 0.05%                                       4/10/91
                                           Shareholder Service Fee 0.10%                   8/16/88

2.   Bedford (Class N)                     fee 0.60%                                       11/17/94
3.   Bradford (Class S)                    fee 0.60%                                       11/17/94
4.   Janney (Class Alpha 3)                fee 0.60%                                       2/1/95

D. Government Securities Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   RBB Family (Class P)                  fee 0.40%                                       4/10/91

E. Warburg Pincus Tax Free Fund

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   Warburg (Class D)                     fee 0.25%                                       2/1/95

F. Warburg Pincus Growth & Income Fund

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   Warburg (Class A)                     none                                            none
2.   Warburg (Class DD)                    fee 0.50%                                       11/17/94


                              A-2


G.    Warburg Pincus Balanced Fund

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   Warburg (Class C)                     fee 0.25%                                       8/3/94
2.   Warburg (Class EE)                    fee 0.50%                                       11/17/94

H. New York Municipal Money Market Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   Bedford (Class O)                     fee 0.60%                                       11/17/94
2.   Janney (Class Alpha 4)                fee 0.60%                                       2/1/95

I. Laffer/Canto Equity Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   Laffer (Class W)                      fee 0.40%                                       7/21/93

J. BEA International Equity Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   BEA (Class T)                         None                                            None

K. BEA Emerging Markets Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   BEA (Class V)                         None                                            None

L. BEA Strategic Fixed Income Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   BEA (Class U)                         None                                            None


                              A-3


M. BEA U.S. Core Equity Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   BEA (Class X)                         None                                            None

N. BEA U.S. Core Fixed Income Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   BEA (Class Y)                         None                                            None

O. BEA Global Fixed Income Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   BEA (Class Z)                         None                                            None

P. BEA Municipal Bond Fund

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   BEA (Class AA)                        None                                            None

Q. BEA Short Duration Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   BEA (Class BB)                        None                                            None

R. BEA Balanced Portfolio

                                           Current Distribution
         Class                                  Fee Level                                  Effective Date
         -----                             --------------------                            --------------
1.   BEA (Class CC)                        None                                            None


                                 EXCHANGE PRIVILEGES OF THE PORTFOLIOS
                                           OF THE RBB FUND, INC.

========================================================================================================
FAMILY                     Each Portfolio (Class) . . .                  May Be Exchanged For Any Of
--------------------------------------------------------------------------------------------------------
BEA                        International Equity (T)                     International Equity (T)
                           Strategic Fixed Income (U)                   Strategic Fixed Income (U)
                           Emerging Markets Equity (V)                  Emerging Markets Equity (V)
                           U.S. Core Equity (X)                         U.S. Core Equity (X)
                           U.S. Core Fixed Income (Y)                   U.S, Core Fixed Income (Y)
                           Global Fixed Income (Z)                      Global Fixed Income (Z)
                           Municipal Bond Fund (AA)                     Municipal Bond Fund (AA)
                           Balanced Fund (BB)                           Balanced Fund (BB)
                           Short Duration Fund (CC)                     Short Duration Fund (CC)
--------------------------------------------------------------------------------------------------------
Cash Preservation          Money Market (G)                             Money Market (G)
                           Municipal Money Market (H)                   Municipal Money Market (H)
--------------------------------------------------------------------------------------------------------
RBB                        Money Market (E)                             Money Market (E)
                           Municipal Money Market (F)                   Municipal Money Market (F)
                           Government Securities (P)                    Government Securities (P)
--------------------------------------------------------------------------------------------------------
Bedford (Bear Stearns)     Money Market (L)                             Common shares of other non-
                                                                        RBB funds advised or sponsored
                                                                        by Bear, Stearns & Co. Inc.
--------------------------------------------------------------------------------------------------------
Bedford (Valley Forge)     Money Market (L)                             Common shares of other non-
                                                                        RBB funds advised or sponsored
                                                                        by Valley Forge Capital
                                                                        Holdings, Inc.
--------------------------------------------------------------------------------------------------------
Warburg Pincus             Growth & Income (A)                          Growth & Income (A)
(Common Shares)            Balanced (C)                                 Balanced (C)
                           Tax Free (D)                                 Tax Free (D)

                           Common Shares of other                       Common Shares of other
                           non-RBB funds advised by                     non-RBB funds advised by
                           Warburg, Pincus Counsellors,                 Warburg, Pincus Counsellors,
                           Inc.                                         Inc.
--------------------------------------------------------------------------------------------------------
Warburg Pincus             Growth & Income (DD)                         Growth & Income (DD)
(Series 2 Shares)          Balanced (EE)                                Balanced (EE)

                           Series 2 Shares of other non-RBB             Series 2 Shares of other non-RBB
                           funds advised by Warburg, Pincus             funds advised by Warburg,
                           Counsellor, Inc.                             Pincus Counsellor, Inc.
========================================================================================================
